POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible contracts of the EQUI-VEST®  line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Henri de Castries, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Denis Duverne, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Charlynn Goins, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Danny L. Hale, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Anthony J. Hamilton, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Mary R. (Nina) Henderson
Mary R. (Nina) Henderson, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Mary R. (Nina) Henderson, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ James F. Higgins
James F. Higgins, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared James F. Higgins, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Peter Kraus, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Scott D. Miller
Scott D. Miller, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Scott D. Miller, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of February, 2011.

/s/ Joseph H. Moglia
Joseph H. Moglia, Director

State of Nebraska)
County of Douglas) ss.:

On the 4th day of February in the year 2011 before me, the undersigned, personally appeared Joseph H. Moglia, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joan O’Connor
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th  day of February, 2011.

/s/ Mark Pearson
Mark Pearson Chief Executive Officer

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2011 before me, the undersigned, personally appeared Mark Pearson, Chief Executive Officer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th  day of February, 2011.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Lorie A. Slutsky, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th  day of February, 2011.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Ezra Suleiman, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February, 2011.

/s/ Peter J. Tobin
Peter J. Tobin, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Peter J. Tobin, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - February 2011

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - February 2011

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th  day of February, 2011.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Richard C. Vaughan, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable - February 2011

POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - March 2011
R. Dziadzio

   Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
 333-142453
 333-142454
 333-142455
 333-142456
 333-142457
 333-142458
 333-142459
 333-142461
 333-155350
 333-155361
 333-161963
 333-165396
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible contracts of the EQUI-VEST®  line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - March 2011
R. Dziadzio

   Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
2-74667
        Form N-4 registration statements to be filed as necessary.

   Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
        Form N-6 registration statements to be filed as necessary.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2011.

/s/ Richard Dziadzio
Richard Dziadzio Executive Vice President and Chief Financial Officer

State of New York)
County of New York) ss.:

On the 11th day of March in the year 2011 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable - March 2011
R. Dziadzio

POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
33-83750
333-61380
333-64751
333-73121
           Form N-4 registration statements to be filed as necessary.
333-05593
333-31131
333-60730
333-64749
333-137206
333-142414
333-160951
333-165395
Form N-4 registration statement(s) to be filed in the 1st or 2nd Quarter of 2011, for the new “Accumulator 11.0” contracts.
Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - March 2011
A. Fenichel

Separate Account A of AXA Equitable Life Insurance Company (811-01705)
2-30070
33-47949
33-58950
333-19925
333-81393
333-81501
333-130988
333-137052
333-141082
333-141292
333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® Vantagesm, EQUI-VEST® TSA Advantagesm )

Form N-4 registration statements to be filed as necessary.
Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company
333-142453
333-142454
333-142455
333-142456
333-142457
333-142458
333-142459
333-142461
333-155350
333-155361
333-161963
333-165396
Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.
Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.
Form S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible contracts of the EQUI-VEST®  line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - March 2011
A. Fenichel

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
 2-74667
Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
333-17639
333-17641
333-17663
333-17665
333-17669
333-17671
333-76130
333-103199
333-103202
333-132200
333-134307
Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)
333-17633
Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2011.

/s/ Alvin H. Fenichel
Alvin H. Fenichel Senior Vice President and Chief Accounting Officer

State of New York)
County of New York) ss. :

On the 11th day of March in the year 2011 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable - March 2011
A. Fenichel